        EXHIBIT 15.2
Consent of Qualified Person

Statement

I, Phil Savory, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Pilbara Operations” (the “Technical Report Summary”), with an effective date of December 31, 2025, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 1, 2026

/s/ Phil Savory

Name:    Phil Savory, FAusIMM
Title:    Manager Modelling & Data Systems
Rio Tinto Iron Ore

Consent of Qualified Person

Statement

I, Christian Valentine, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Pilbara Operations” (the “Technical Report Summary”), with an effective date of December 31, 2025, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 1, 2026

/s/ Christian Valentine

Name:    Christian Valentine, MAusIMM
Title:    Principal Geoscientist
Rio Tinto Iron Ore

Consent of Qualified Person

Statement

I, Malcolm Judge, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Pilbara Operations” (the “Technical Report Summary”), with an effective date of December 31, 2025, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 1, 2026

/s/ Malcolm Judge

Name:    Malcolm Judge, MAusIMM
Title:    Superintendent Geoscience
Rio Tinto Iron Ore

Consent of Qualified Person

Statement

I, Renjini Nair, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Pilbara Operations” (the “Technical Report Summary”), with an effective date of December 31, 2025, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 1, 2026

/s/ Renjini Nair

Name:    Renjini Nair, MAusIMM
Title:    Specialist Geoscientist
Rio Tinto Iron Ore

Consent of Qualified Person

Statement

I, Leonardo Vilela Couto, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Pilbara Operations” (the “Technical Report Summary”), with an effective date of December 31, 2025, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 1, 2026

/s/ Leonardo Vilela Couto

Name:    Leonardo Vilela, MAusIMM
Title:    Manager Planning
Rio Tinto Iron Ore

Consent of Qualified Person

Statement

I, Leon Fouché, in connection with the annual report on Form 20-F for the year ended December  1, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Pilbara Operations” (the “Technical Report Summary”), with an effective date of December 31, 2025, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 1, 2026

/s/ Leon Fouché

Name:    Leon Fouché, FAusIMM(CP)
Title:    Manager Mine Development & Studies
Rio Tinto Iron Ore

Consent of Qualified Person

Statement

I, Paul Barnes, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Pilbara Operations” (the “Technical Report Summary”), with an effective date of December 31, 2025, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 1, 2026

/s/ Paul Barnes

Name:    Paul Barnes, MAusIMM
Title:    Principal Mine Development & Studies
Rio Tinto Iron Ore

Consent of Qualified Person

Statement

I, Budi Satria Yudha, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Pilbara Operations” (the “Technical Report Summary”), with an effective date of December 31, 2025, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 1, 2026

/s/ Budi Satria Yudha

Name:    Budi Satria Yudha, MAusIMM
Title:    Principal Mine Development & Studies
Rio Tinto Iron Ore

Consent of Qualified Person

Statement

I, Olga Abdrashitova, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Pilbara Operations” (the “Technical Report Summary”), with an effective date of December 31, 2025, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: January 27, 2026

/s/ Olga Abdrashitova

Name:    Olga Abdrashitova, MAusIMM
Title:    Principal Mine Planning
Rio Tinto Iron Ore

Consent of Qualified Person

Statement

I, Amrita Ghosh, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Pilbara Operations” (the “Technical Report Summary”), with an effective date of December 31, 2025, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: January 30, 2026

/s/ Amrita Ghosh

Name:    Amrita Ghosh, MAusIMM
Title:    Principal Mine Planning
Rio Tinto Iron Ore